August 8, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549-1004

Gentlemen:

Enclosed is the Form 10-Q for Aztar Corporation for the quarter ended July 4, 2002. The electronic submission has been prepared pursuant to the provisions of Regulation S-T and the EDGAR Filer Manual.

This Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Aztar Corporation.
Very truly yours,

ROBERT M. HADDOCK
-----------------------
Robert M. Haddock
President and
Chief Financial Officer

PAUL E. RUBELI
-----------------------
Paul E. Rubeli
Chairman of the Board and
Chief Executive Officer

MPS/kj

Enclosures